As filed with the Securities and Exchange Commission on April 28, 1998

                                                        Registration No. 2-89287
                                                                        811-3967

--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   ---------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 19                       X
                                                                               -
                                    and/or

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                Amendment No. 19                               X
                                                                               -

                                   ---------

                     FIRST INVESTORS GOVERNMENT FUND, INC.
              (Exact name of Registrant as specified in charter)

                                95 Wall Street
                               New York, New York                   10005
                    (Address of Principal Executive Offices)     (Zip Code)

                                 212-858-8000
             (Registrant's Telephone Number, Including Area Code)

                              Ms. Concetta Durso
                         Secretary and Vice President
                     First Investors Government Fund, Inc.
                                95 Wall Street
                           New York, New York 10005
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                     FIRST INVESTORS GOVERNMENT FUND, INC.
                             CROSS-REFERENCE SHEET


N-1A Item No.                                                                 Location
-------------                                                                 --------

PART A:  PROSPECTUS

 1.  Cover Page..............................................................    Cover Page
 2.  Synopsis................................................................    Fee Table
 3.  Condensed Financial Information.........................................    Financial Highlights
 4.  General Description of Registrant.......................................    Investment Objectives and Policies;
                                                                                 General Information
 5.  Management of the Fund..................................................    Management
 5A. Management's Discussion of
      Fund Performance.......................................................    Performance Information
 6.  Capital Stock and Other Securities......................................    Description of Shares; Dividends and
                                                                                 Other Distributions; Taxes;
                                                                                 Determination of Net Asset Value
 7.  Purchase of Securities Being Offered....................................    Alternative Purchase Plan; How to Buy
                                                                                 Shares
 8.  Redemption or Repurchase................................................    How to Exchange Shares; How to Redeem
                                                                                 Shares; Telephone Transactions
 9.  Pending Legal Proceedings...............................................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page..............................................................    Cover Page
11.  Table of Contents.......................................................    Table of Contents
12.  General Information and History.........................................    General Information
13.  Investment Objectives and Policies......................................    Investment Policies; Investment
                                                                                 Restrictions
14.  Management of the Fund..................................................    Directors and Officers
15.  Control Persons and Principal
      Holders of Securities..................................................
16.  Investment Advisory and Other Services..................................    Management
17.  Brokerage Allocation....................................................    Allocation of Portfolio Brokerage
18.  Capital Stock and Other Securities......................................    Determination of Net Asset Value
19.  Purchase, Redemption and Pricing
      of Securities Being Offered............................................    Reduced Sales Charges, Additional
                                                                                 Exchange and Redemption Information and
                                                                                 Other Services; Determination of Net
                                                                                 Asset Value

20.  Tax Status..............................................................    Taxes
21.  Underwriters............................................................    Underwriter
22.  Performance Data........................................................    Performance Information
23.  Financial Statements....................................................    Financial Statements; Report of
                                                                                 Independent Accountants


PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors Global Fund, Inc.
First Investors Government Fund, Inc.

95 Wall Street, New York, New York 10005/1-800-423-4026

      This is a Prospectus for First Investors Global Fund, Inc. ("Global Fund") and First Investors Government Fund, Inc. ("Government Fund"), each of which is an open-end diversified management investment company. Global Fund and Government Fund are referred to herein collectively as "Funds." Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

      Global Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. This Fund seeks to achieve these objectives by investing, under normal market conditions, in quality common stocks, preferred stocks, and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States.

      Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 80% of its assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

      There is no assurance that either Fund will achieve its investment objectives.

      This Prospectus sets forth concisely the information about each Fund that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.

An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 30, 1998

                                   FEE TABLE

      The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.

                       Shareholder Transaction Expenses


                                                                           Class A                Class B
                                                                           Shares                 Shares
                                                                           -------                -------
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................................    6.25%                  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)......................................    None*            4% in the first year;
                                                                                             declining to 0% after
                                                                                             the sixth year

                        Annual Fund Operating Expenses
                    (as a percentage of average net assets)


                                                             Global Fund                  Government Fund
                                                             -----------                  ---------------
                                                         Class A       Class B           Class A     Class B
                                                         Shares        Shares            Shares      Shares
                                                         ------        ------            ------      ------
Management Fees/(1)/                                     1.00%         1.00%             0.65%**     0.65%**
12b-1 Fees                                               0.30          1.00              0.30        1.00
Other Expenses                                           0.52          0.52              0.34        0.34
Total Fund Operating Expenses/(2)/                       1.82          2.52              1.29**      1.99**

-----------------------

* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."

**    Net of waiver.

(1) Management Fees for Government Fund have been restated to reflect current fees. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees in excess of 0.70% for Government Fund. Absent the waiver, such fee would have been 1.00%. The Adviser will waive Management Fees for Government Fund in excess of 0.65% for a minimum period ending December 31, 1998.

(2) If Management Fees had not been waived, Government Fund's Total Fund Operating Expenses would have been 1.64% for Class A shares and 2.34% for Class B shares. Government Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

      For a more complete description of the various costs and expenses, see "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc. The Fee Table does not reflect the costs incurred by shareholders who purchase shares of the Funds through First Investors Contractual Plans.

      The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain operating expenses have been restated, as noted above.

EXAMPLE

      You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
Global Fund
Class A...........................................   $80             $116              $155             $263
Class B...........................................    66              108               154              268*

Government Fund
Class A...........................................   $75             $101              $129             $208
Class B...........................................    60               92               127              214*

      You would pay the following expenses on the same $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:


                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
Global Fund
Class A...........................................   $80             $116              $155             $263
Class B...........................................    26               78               134              268*

Government Fund
Class A...........................................   $75             $101              $129             $208
Class B...........................................    20               62               107              214*

* Assumes conversion to Class A shares eight years after purchase.

      The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                             FINANCIAL HIGHLIGHTS

         The table below sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in the Funds' Annual Reports which may be obtained without charge by contacting the Funds at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                     [This Page Intentionally Left Blank]

                                  Global Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                                 Class A
                                               --------------------------------------------------------------------------------
Year Ended December 31                                   1997          1996         1995         1994        1993          1992
-------------------------------------------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value, Beginning of Year..................  $  6.59      $   6.57      $  5.84     $   6.27     $  5.11     $    5.41
                                                      -------      --------      -------     --------     -------     ---------

Income from Investment Operations

         Net investment income (loss)...............     .029          .036         .035         .028        .014          .039
         Net realized and unrealized gain
           (loss) from investments and foreign
           currency transactions....................     .497          .912        1.006        (.265)      1.160         (.298)
                                                      -------      --------      -------     --------     -------     ---------

         Total from Investment Operations...........     .526          .948        1.041        (.237)      1.174         (.259)
                                                      -------      --------      -------     --------     -------     ---------

Less Distributions from:
         Net investment income......................     .027          .043         .036         .028        .014            --
         Net realized gain from investments.........     .679          .885         .275         .165          --            --
         Capital surplus............................       --            --           --           --          --          .041
                                                      -------      --------      -------     --------     -------     ---------

                  Total Distributions...............     .706          .928         .311         .193        .014          .041
                                                      -------      --------      -------     --------     -------     ---------

Net Asset Value, End of Year........................  $  6.41      $   6.59      $  6.57     $   5.84     $  6.27     $    5.11
                                                      =======      ========      =======     ========     =======     =========

Total Return(%) +...................................     7.98         14.43        17.83        (3.78)      22.97         (2.89)
--------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in millions)...............  $   277      $  263.1      $ 228.3     $  213.9     $ 209.8     $   181.0

Ratio to Average Net Assets: (%)
         Expenses...................................     1.82          1.83         1.83         1.84        1.87          1.83
         Net investment income (loss)...............      .41           .50          .55          .45         .27           .73

Portfolio Turnover Rate (%).........................       70            73           47           56          41            45

Average Commission Rate (per share of
     security)++....................................  $ .0035      $  .0094          N/A          N/A         N/A           N/A

   * From January 12, 1995 (date Class B shares first offered) to December 31, 1995

   + Calculated without sales charge

 (a) Annualized

  ++ Average commission rate as required by amended disclosure requirements effective in 1996


                                                    ------------------------------------------   -------------------------------

                                                                     Class A                                  Class B
                                                    ------------------------------------------   -------------------------------

Year Ended December 31                                 1991       1990       1989        1988      1997        1996       1995*
--------------------------------------------------  ------------------------------------------   -------------------------------


Per Share Data
--------------
Net Asset Value, Beginning of Year ...............  $  4.63    $  5.38     $ 4.47      $ 3.85    $ 6.51      $ 6.54     $ 5.76
                                                    -------    -------     ------      ------    ------      ------     ------


Income from Investment Operations

         Net investment income (loss) ............     .005      (.023)     (.019)       .003     (.007)      (.007)      .027
         Net realized and unrealized gain
           (loss) from investments and foreign
           currency transactions .................     .775      (.634)     1.689        .617      .486        .879      1.056
                                                    -------    -------     ------      ------    ------      ------     ------

         Total from Investment Operations ........     .780      (.657)     1.670        .620      .479        .872      1.083
                                                    -------    -------     ------      ------    ------      ------     ------
Less Distributions from:
         Net investment income ...................       --         --         --          --        --        .017       .028
         Net realized gain from investments ......       --         --       .390          --      .679        .885       .275
         Capital surplus .........................       --       .093       .370          --        --          --         --
                                                    -------    -------     ------      ------    ------      ------     ------


                  Total Distributions ............       --       .093       .760          --      .679        .902       .303
                                                    -------    -------     ------      ------    ------      ------     ------


Net Asset Value, End of Year .....................  $  5.41    $  4.63     $ 5.38      $ 4.47    $ 6.31      $ 6.51     $ 6.54
                                                    =======    =======     ======      ======    ======      ======     ======


Total Return(%) + ................................    14.56     (12.22)     37.65       16.10      7.36       13.33      18.80
---------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in millions) ............  $ 226.3    $ 219.0     $182.4      $ 88.9    $   10      $  5.3     $  1.3

Ratio to Average Net Assets: (%)
         Expenses ................................     1.95       1.88       1.75        1.74      2.52        2.54        2.56 (a)
         Net investment income (loss) ............      .09       (.43)      (.38)        .07      (.29)       (.21)       (.19)(a)


Portfolio Turnover Rate (%) ......................       64        116        155         115        70          73         47

Average Commission Rate (per share of
     security)++ .................................      N/A        N/A        N/A         N/A     $.0035      $.0094       N/A


                                                  Government Fund

----------------------------------------------------------------------------------------------------------------
                                                                        Class A
                                        ------------------------------------------------------------------------
Year Ended December 31                       1997        1996        1995         1994        1993        1992
----------------------------------------------------------------------------------------------------------------
Per Share Data
--------------
Net Asset Value,
     Beginning of Year................     $11.05      $11.31      $10.50       $11.55      $11.83      $11.92
                                           ------      ------      ------       ------      ------      ------

Income from Investment Operations
     Net investment income............        .69         .68         .71          .69         .72         .76
     Net realized and unrealized
       gain (loss) on investments.....        .21        (.30)        .82        (1.06)       (.26)       (.09)
                                           ------      ------      ------       ------      ------      ------

         Total from Investment
             Operations...............        .90         .38        1.53         (.37)        .46         .67
                                           ------      ------      ------       ------      ------      ------

Less Distributions from:
     Net investment income............        .66         .64         .72          .68         .74         .76
     Net realized gains...............         --          --          --           --          --          --
                                           ------      ------      ------       ------      ------      ------

         Total Distributions..........        .66         .64         .72          .68         .74         .76
                                           ------      ------      ------       ------      ------      ------

Net Asset Value,
     End of Year......................     $11.29      $11.05      $11.31       $10.50      $11.55      $11.83
                                           ======      ======      ======       ======      ======      ======

Total Return(%) + ....................       8.40        3.51       14.98        (3.22)       3.99        5.90
---------------

Ratios/Supplemental Data
------------------------
Net Assets,
     End of Year (in millions)........     $  170      $  187      $  217       $  219      $  288      $  306

Ratio to Average
     Net Assets:(%) ++
     Expenses.........................       1.34        1.39        1.38         1.40        1.32        1.33
     Net investment income............       6.16        6.15        6.50         6.31        6.14        6.45

Ratio to Average Net
     Assets Before Expenses
     Waived(%)
     Expenses.........................       1.64        1.63        1.61         1.60        1.48        1.49
     Net investment income............       5.86        5.90        6.27         6.11        5.98        6.29

Portfolio Turnover Rate(%)............        134         121         163          260         584         330

   * For the period 1/12/95 (date shares first offered) to 12/31/95

   + Calculated without sales charge

  ++ Net after fees waived

 (a) Annualized


-----------------------------------------------------------------------------------------      ---------------------------------
                                                             Class A                                        Class B
                                       --------------------------------------------------      ---------------------------------
Year Ended December 31                         1991       1990        1989         1988          1997         1996         1995*
-----------------------------------------------------------------------------------------      ---------------------------------
Per Share Data
--------------
Net Asset Value,
     Beginning of Year ..............        $ 11.08    $ 11.01     $ 10.75      $ 10.79       $ 11.04      $ 11.31      $ 10.52
                                             -------    -------     -------      -------       -------      -------      -------

Income from Investment Operations
     Net investment income ..........            .84        .90         .98          .96           .61          .60          .63
     Net realized and unrealized
       gain (loss) on investments ...            .83        .07         .26         (.04)          .21         (.31)         .80
                                             -------    -------     -------      -------       -------      -------      -------
         Total from Investment
             Operations .............           1.67        .97        1.24          .92           .82          .29         1.43
                                             -------    -------     -------      -------       -------      -------      -------

Less Distributions from:
     Net investment income ..........            .79        .90         .98          .96           .59          .56          .64
     Net realized gains .............            .04         --          --           --            --           --           --
                                             -------    -------     -------      -------       -------      -------      -------

         Total Distributions ........            .83        .90         .98          .96           .59          .56          .64
                                             -------    -------     -------      -------       -------      -------      -------

Net Asset Value,
     End of Year ....................        $ 11.92    $ 11.08     $ 11.01      $ 10.75       $ 11.27      $ 11.04      $ 11.31
                                             =======    =======     =======      =======       =======      =======      =======

Total Return(%) + ...................          15.74       9.20       12.02         8.71          7.60         2.73        13.94
---------------

Ratios/Supplemental Data
------------------------
Net Assets,
     End of Year (in millions) ......        $   316    $   299     $   237      $   254       $     2      $     1      $     1

Ratio to Average
     Net Assets: (%) ++
     Expenses .......................           1.34       1.28        1.01          .99          2.04         2.09         2.13(a)
     Net investment income ..........           7.43       8.24        8.91         8.69          5.46         5.44         5.75(a)

Ratio to Average Net
     Assets Before Expenses
     Waived(%)
     Expenses .......................           1.50       1.49        1.22         1.16          2.34         2.34         2.37(a)
     Net investment income ..........           7.27       8.03        8.70         8.52          5.16         5.20         5.51(a)

Portfolio Turnover Rate (%) .........            117         94         117          156           134          121          163

                      INVESTMENT OBJECTIVES AND POLICIES

Global Fund

      Global Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions within countries which cause the relative attractiveness of investments within their national markets to be subject to frequent reappraisal. The Fund, under normal market conditions, invests in common stocks, preferred stocks and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States. Currently, the Fund primarily is invested in common stocks. The emphasis is on high quality medium to large capitalization companies with an established market throughout the world and the United States, with opportunistic investment in smaller companies and/or emerging markets. Investments in foreign markets involve special risks and considerations which are in addition to the usual risks inherent in domestic investments. See "Foreign Securities," below.

      Global Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 10% of the value of its net assets may be invested in such securities with a limited trading market. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund will invest in debt securities rated in the three highest rating categories by either Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by Wellington Management Company, LLP ("WMC" or the "Subadviser"). See Appendix A to the SAI for a description of such bond ratings.

      Global Fund may invest in securities convertible into common stocks, preferred stock, warrants and repurchase agreements and may purchase securities on a when-issued or delayed delivery basis. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and cash equivalents denominated in U.S. dollars. See the SAI for further information concerning these securities.

Government Fund

      Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 80% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of Government Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities," below.

      Government Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities," below.

      The Fund may, from time to time or for temporary defensive purposes, invest up to 20% of its assets in prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), participation interests, insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may purchase securities on a when-issued basis and make loans of portfolio securities. The Fund may borrow money on a temporary or emergency basis in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.

      General. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

      In addition to the risks associated with particular types of securities, which are discussed below, the Global Fund and Government Fund are subject to general market risks. The Global Fund invests primarily in common stocks of foreign countries. Investments in foreign securities involve certain considerations not typically associated with investing in common stocks of U.S. companies. These include the risk of potentially adverse local, political, economic, social or diplomatic developments in foreign countries, the investment significance of which may be difficult to determine. In addition, individual foreign economies may be less liquid and more volatile than the U.S. economy. Most of the securities held by the Global Fund are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values. Accordingly, the Global Fund generally will be an appropriate investment only with respect to that portion of your assets that is available for longer-term investments. The Government Fund invests primarily in U.S. Government Obligations. While the risk of investing in U.S. Government Obligations is considerably less than investing in other types of securities, the value of U.S. Government Obligations fluctuates with movements in interest rates. Thus, U.S. Government Obligations are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. Shares of Government Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality.

Types of Securities and Their Risks

      American Depository Receipts and Global Depository Receipts. Global Fund may invest in sponsored and unsponsored ADRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by Global Fund. See the SAI for more information on ADRs.

      Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      Debt Securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Global Fund may invest in debt securities that, at the time of purchase, are rated in the three highest rating categories by at least one nationally recognized statistical rating organization rating that security, such as S&P and Moody's, or, if unrated, deemed to be of comparable quality by the Subadviser. The Adviser or, for Global Fund, its Subadviser, continually monitor the investments in each Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded.

      Foreign Securities. Global Fund may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because Global Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the Global Fund held in foreign countries.

      Global Fund may also invest in the securities of issuers in less developed foreign countries. The Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      Money Market Instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million. See the SAI for a discussion of money market instruments and Appendix B to the SAI for a description of commercial paper ratings.

Mortgage-Backed Securities

      Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

      GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

      Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Collateralized mortgage obligations ("CMOs") are derivative debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

      Stripped Mortgage-Backed Securities. Government Fund may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

      Preferred Stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Board of Directors or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

      Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which Government Fund may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Government Fund's Board of Directors. Government Fund may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on this Fund's net asset value.

      U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      When-Issued Securities. Global Fund and Government Fund each may invest up to 5% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, a security occurs up to 60 days after the agreement to purchase the security is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when a Fund agrees to purchase the securities "when-issued." When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. For a further discussion of when-issued securities, see "When-Issued Securities" in the SAI.


      Zero Coupon Securities. Government Fund may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company.

Thus, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Other Investment Policies--Portfolio Turnover

      The decline in long-term interest rates during the latter part of 1997 resulted in a substantial restructuring of the Government Fund's portfolio. In particular, the Fund replaced some of its higher coupon mortgage-backed holdings with lower coupon mortgage-backed bonds in order to reduce prepayment risk. Also, the Fund increased its holdings of Treasury securities to increase its duration. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1997 of 134%. A high rate of portfolio turnover (100% or more) generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. See the SAI for Global Fund's portfolio turnover rate and for more information on portfolio turnover.

                          ALTERNATIVE PURCHASE PLANS

      Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

      Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the offering price with discounts available for volume purchases. Class A shares are subject to a maximum 12b-1 fee at the annual rate of 0.15% of each Fund's average daily net assets attributable to Class A shares. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

      Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 0.85% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

      Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

      The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 must be made in Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

      The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                               HOW TO BUY SHARES

      You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

      With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

      Choice of Class of Shares. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

      Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. You may open a Fund account with $500 for individual retirement accounts ("IRAs") or, at the Funds' discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

      Processing and Pricing of Share Purchases. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

      Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

      Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

      Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:



                                                               Sales Charge as % of
                                                          ----------------------------         Concession to
                                                          Offering        Net Amount           Dealers as % of
Amount of Investment                                        Price          Invested            Offering Price
--------------------                                      ---------     --------------        ---------------
Less than $25,000.......................................    6.25%            6.67%                  5.13%
$25,000 but under $50,000...............................    5.75             6.10                   4.72
$50,000 but under $100,000..............................    5.50             5.82                   4.51
$100,000 but under $250,000.............................    4.50             4.71                   3.69
$250,000 but under $500,000.............................    3.50             3.63                   2.87
$500,000 but under $1,000,000...........................    2.50             2.56                   2.05

      There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a

Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.

      Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

      Waivers of Class A Sales Charges. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, director or employee (who has completed the introductory employment period) of the Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, director or employee of the Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any purchase of shares of Global Fund by any partner or employee of the Subadviser, or by the spouse, or by the children or grandchildren under the age of 21 of any such person; (4) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (5) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (6) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (7) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; (8) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after November 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund; (9) any purchase by a participant in a Group Qualified Plan account, as defined under "Retirement Plans," if the purchase is made with the proceeds from a redemption of shares of a fund in another fund group on which either an initial sales charge or a CDSC has been paid; and (10) any purchase in an IRA account if the purchase is made with the proceeds of a distribution from a First Investors Fund under a Group Qualified Plan, as defined under "Retirement Plans." With respects to items (9) and (10) above, if shares are redeemed within 24 months of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds.

      Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

      Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

      Retirement Plans. You may invest in shares of a Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan. Participant-directed plans, such as 401(k) plans, profit sharing and money purchase plans and 403(b) plans, that are subject to Title I of ERISA (each, a "Group Qualified Plan") are entitled to a reduced sales charge provided the number of employees eligible to participate is 99 or less. The sales charge as a percentage of the offering price and net amount invested is 3.00% and 3.09%, respectively, and the concession to dealers as a percentage of the offering price is 2.55%.

      There is no sales charge on purchases through a participant-directed Group Qualified Plan with 100 or more eligible employees. A CDSC of 1.00% will be deducted from the redemption proceeds of such accounts for redemptions made within 24 months of purchase. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. These sales charges will be available regardless of whether the account is registered with the Transfer Agent in the name of the individual participant or the sponsoring employer or plan trustee. A Group Qualified Plan account will be subject to the lower of the sales charge for Group Qualified Plans or the sales charge for the purchase of Fund shares.

      Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                                                        Contingent Deferred Sales Charge
                        Year Since Purchase                            as a Percentage of Dollars Invested
                        Payment Made                                          or Redemption Proceeds
                        -------------------                            -----------------------------------
                  First..........................................                       4%
                  Second.........................................                       4
                  Third..........................................                       3
                  Fourth.........................................                       3
                  Fifth..........................................                       2
                  Sixth..........................................                       1
                  Seventh and thereafter.........................                       0

      The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

      As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

      For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

      Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

      Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

      Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Fund does not offer its shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Fund reserves the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

      General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                            HOW TO EXCHANGE SHARES

      Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

      Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Exchanges By Telephone.  See "Telephone Transactions," below.

      Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                             HOW TO REDEEM SHARES

      You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer

Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.

      Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

      Redemptions By Telephone.  See "Telephone Transactions," below.

      Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

      Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

      Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

      Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the

Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

      Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

      Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

      Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                            TELEPHONE TRANSACTIONS

      Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

      Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

      Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

      Additional Information. The Funds, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

      Board of Directors. Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

      Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, for Government Fund, determines the Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent.
Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, Global Fund's advisory fees were 1.00% of its average daily net assets and Government Fund's advisory fees, net of waiver, were 0.70% of its average daily net assets.

      Portfolio Manager. Clark D. Wagner has been Portfolio Manager of the Government Fund since October 1995. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      Subadviser-Global Fund. Wellington Management Company, LLP has been retained by the Adviser and Global Fund as that Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all of Global Fund's assets, subject to the continuing oversight and supervision of the Adviser and Global Fund's Board of Directors.

      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing

Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, WMC held investment management authority with respect to approximately $178 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 93 registered investment companies or series of such companies, with net assets of approximately $117 billion as of December 31, 1997. WMC is not affiliated with the Adviser or any of its affiliates.

      Since April 1994, Global Fund has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Trond Skramstad, Senior Vice President and Director of International Equity Investments, and Andrew S. Offit, Vice President and Associate Portfolio Manager, have primary responsibility for the day to day management of the Global Fund. Mr. Skramstad is chairman of WMC's Global Equity Strategy Group which is a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations and has been responsible for managing the Global Fund since April 1994.

      Prior to joining WMC in 1993, Mr. Skramstad was an international equity portfolio manager and principal at Scudder, Stevens & Clark since 1990. Prior to joining WMC in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.

      As compensation for its services, the Subadviser receives an annual fee from the Adviser, not from Global Fund, which is payable monthly. For the fiscal year ended December 31, 1997, the Subadviser's fees amounted to 0.27% of Global Fund's average daily net assets, all of which was paid by the Adviser and not by the Fund.

      Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

      Underwriter. Each Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

      Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

      Pursuant to each Class A Plan, each Fund's Board of Directors, in its sole discretion, may periodically allocate the portion of distribution fees and service fees that Fund may spend, provided the aggregate of such fees paid by the Fund may not exceed an annual rate of 0.30% of the Fund's average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of a Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter under each Class A Plan may only be made for reimbursement of specific expenses incurred in connection with distribution and service activities.

      Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

      Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

      The Funds may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the Board of Directors deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class

B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared daily by Government Fund and annually by Global Fund. Unless you direct the Transfer Agent otherwise, (a) dividends declared on a class of shares of Government Fund are paid in additional shares of the same class at the net asset value generally determined as of the close of business on the first business day of the following month and (b) dividends declared on a class of shares of Global Fund are paid in additional shares of the same class at the net asset value generally determined as of the close of business on the business day immediately following the record date of the dividend. If you redeem all of your shares of Government Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest and dividends, earned discount and other income earned on portfolio securities less expenses.

      Each Fund also distributes with its regular dividend at the end of each year substantially all of (a) its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers, and (b) for Global Fund, any net realized gains from foreign currency transactions. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed income and capital gain.

      Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

      You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

      A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account. Such funds will remain in the non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in addition, for Global Fund, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

      Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

      If you purchase shares shortly before the record date for a dividend or other distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. You will receive an annual statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year. The information regarding capital gain distributions will designate the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

      Each Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and that percentage of such dividends and distributions in certain other circumstances.

      Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state and local tax considerations applicable to a particular investor. You therefore are urged to consult you own tax adviser.

                             PERFORMANCE INFORMATION

      For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

      Government Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Government Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, Government Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

      Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

                               GENERAL INFORMATION

      Organization. Global Fund and Government Fund were incorporated in the state of Maryland on March 9, 1981 and September 21, 1983, respectively. Global Fund's authorized capital stock consists of 100 million shares of common stock, all of one series, with a par value per share of $1.00. Government Fund's authorized capital stock consists of 1 billion shares of common stock, all of one series, with a par value per share of $.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

      Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of Government Fund. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of Global Fund and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

      Share Certificates. The Funds do not issue certificates for Class B shares or for Class A shares purchased under any retirement account. The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

      Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

      Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

      Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

      Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Subadviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                TABLE OF CONTENTS

================================================================================

Fee Table....................................................................2
Financial Highlights.........................................................4
Investment Objectives and Policies..........................................10
Alternative Purchase Plans..................................................17
How to Buy Shares...........................................................18
How to Exchange Shares......................................................23
How to Redeem Shares........................................................24
Telephone Transactions......................................................26
Management..................................................................27
Distribution Plans..........................................................28
Determination of Net Asset Value............................................29
Dividends and Other Distributions...........................................30
Taxes.......................................................................31
Performance Information.....................................................32
General Information.........................................................33

Investment Adviser                                Custodians
First Investors Management                        The Bank of New York
  Company, Inc.                                   48 Wall Street
95 Wall Street                                    New York, NY  10286
New York, NY  10005
                                                  Brown Brothers
Subadviser                                          Harriman & Co.
Wellington Management                             40 Water Street
  Company, LLP                                    Boston, MA  02109
75 State Street
Boston, MA  02109                                 Auditors
                                                  Tait, Weller & Baker
Underwriter                                       8 Penn Center Plaza
First Investors Corporation                       Philadelphia, PA  19103
95 Wall Street
New York, NY  10005                               Transfer Agent
                                                  Administrative Data
Legal Counsel                                       Management Corp.
Kirkpatrick & Lockhart LLP                        581 Main Street
1800 Massachusetts Avenue, N.W.                   Woodbridge, NJ  07095-1198
Washington, D.C.  20036

      This Prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Global Fund, Inc.
-------------------------

First Investors
Government Fund, Inc.
-------------------------

Prospectus

-------------------------

April 30, 1998


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of
a circle containing the words "MAILED FROM ZIP CODE   11201" appears on the
righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS GOVERNMENT FUND, INC.
FIRST INVESTORS GLOBAL FUND, INC.
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FIGG001

FIRST INVESTORS GLOBAL FUND, INC.
FIRST INVESTORS GOVERNMENT FUND, INC.

95 Wall Street                                                    1-800-423-4026
New York, New York 10005


                      Statement of Additional Information
                             dated April 30, 1998

         This is a Statement of Additional Information ("SAI") for First Investors Global Fund, Inc. ("Global Fund") and First Investors Government Fund, Inc. ("Government Fund"), each of which is an open-end diversified management investment company. Global Fund and Government Fund are referred to herein collectively as "Funds." The investment objective of each Fund is as follows:

         Global Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income.

         Government Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, no less than 80% of its assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including mortgage-backed securities.

         There can be no assurance that either Fund will achieve its investment objective.

         This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus dated April 30, 1998 which may be obtained free of cost from the Funds at the address or telephone number noted above.

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
Investment Policies.................................................          1
Investment Restrictions.............................................          7
Directors and Officers..............................................         10
Management..........................................................         13
Underwriter.........................................................         15
Distribution Plans..................................................         15
Determination of Net Asset Value....................................         17
Allocation of Portfolio Brokerage...................................         17
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services.........................         19
Taxes...............................................................         26
Performance Information.............................................         29
General Information.................................................         34
Appendix A..........................................................         35
Appendix B..........................................................         36
Appendix C..........................................................         37
Financial Statements................................................         43

                              INVESTMENT POLICIES

         American Depository Receipts. American Depository Receipts ("ADRs") may
         ----------------------------
be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

         Bankers' Acceptances. Each Fund may invest in bankers' acceptances.
         --------------------
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Certificates of Accrual on U.S. Treasury Securities. Government Fund
         ---------------------------------------------------
may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         Certificates of Deposit. Each Fund may invest in bank certificates of
         -----------------------
deposit ("CDs") subject to the restrictions set forth in the Prospectus. The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

         Convertible Securities. Global Fund may invest in convertible
         ----------------------
securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), or Global Fund's subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         Foreign Government Obligations. Global Fund may invest in foreign
         ------------------------------
government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         Loans of Portfolio Securities. Each Fund may lend securities to
         -----------------------------
qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Global Fund may not make loans in excess of 10% of its total assets. Government Fund may not make loans, together with repurchase agreements maturing in more than seven days, in excess of 15% of its net assets.

         Mortgage-Backed Securities. Government Fund may invest in
         --------------------------
mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

         GNMA Certificates. Government National Mortgage Association
         -----------------
("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA Guarantee. The National Housing Act authorizes GNMA to guarantee
         --------------
the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         Life of GNMA Certificates. The average life of a GNMA Certificate is
         -------------------------
likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

         Yield Characteristics of GNMA Certificates. The coupon rate of interest
         ------------------------------------------
on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

         FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC")
         ----------------
issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

         FNMA Securities. The Federal National Mortgage Association ("FNMA")
         ---------------
issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

     Participation Interests. Participation interests which may be held by
     -----------------------
Government Fund are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

         Repurchase Agreements. A repurchase agreement essentially is a
         ---------------------
short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. Government Fund may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation (as defined in the Prospectus). The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Neither Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

         Restricted Securities and Illiquid Investments. Neither Fund will
         ----------------------------------------------
purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the applicable Fund's Board of Directors or the Adviser, or for Global Fund, the Subadviser, has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

         Separated or Divided U.S. Treasury Securities. Government Fund may
         ---------------------------------------------
invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to the Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         Warrants. Global Fund may purchase warrants, which are instruments that
         --------
permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

         When-Issued Securities. Global Fund and Government Fund each may invest
         ----------------------
up to 5% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

         Portfolio Turnover. Although the Funds generally will not invest for
         ------------------
short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, or for Global Fund, the Subadviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage." Global Fund's portfolio turnover rate for the fiscal years ending December 31, 1996 and 1997 was 73% and 70%, respectively. Government Fund's portfolio turnover rate for the fiscal year ending December 31, 1996 was 121%. See the SAI for the portfolio turnover rate for Government Fund for the fiscal year ending December 31, 1997.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

         Global Fund.      Global Fund will not:
         -----------

         (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

         (2) Make loans to other persons, except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's total assets. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. This restriction is not intended to prohibit the Fund from investing in repurchase agreements.

         (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

         (4) Invest more than 15% of the value of its total assets in warrants.

         (5) Invest more than 25% of the value of its total assets in securities of foreign issuers, other than American Depository Receipts, that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of the value of its assets in securities with a limited trading market.

         (6) Invest 25% or more of the value of its total assets in a particular industry at one time. The Fund, however, is not limited in the amount of its total assets that may be invested in any particular country.

         (7) Underwrite securities of other issuers, except to the extent that the purchase and sale of restricted securities may be deemed to be underwriting.

         (8) Purchase or sell real estate, commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable, and may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

         (9) Invest in companies for the purpose of exercising control or management.

         (10) Purchase any securities on margin or sell any securities short, except to make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

         (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and, together such officers and Directors own more than 5% of the securities of such issuer.

         (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

         (13) Buy or sell puts, calls, straddles or spreads, except with respect to options on securities, securities indices and foreign currencies or on futures contracts.

         (14) Issue senior securities.

         (15) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

         (16) Invest in securities of other domestic investment companies, except in connection with a merger of another investment company, although the Fund may purchase the securities of foreign investment companies or investment trusts in the open market where no commissions or profits accrue to a sponsor or dealer other than customary broker's commission, provided such securities do not have an aggregate value (at cost) of more than 10% of the value of the Fund's total net assets. Investment in securities of other investment companies may cause a duplication of management and/or advisory fees.

         The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These restrictions provide that the Fund may not.

         (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

         Government Fund.  Government Fund will not:
         ---------------

         (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its assets.

         (2) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

         (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans, repurchase agreements with more then seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

         (4) Purchase, with respect to only 75% of the Fund's assets, the securities of any issuer (other than U.S. Government Obligations (as defined in the Prospectus)) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

         (5) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         (6) Purchase securities on margin; except that the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities. (The deposit or payment by the Fund of initial or variation margin in connection with interest rate futures contracts or related options transactions is not considered the purchase of a security on margin.)

         (7) Write put or call options; except that the Fund may write options with respect to U.S. Government Obligations (as defined in the Prospectus) and interest rate futures contracts. Notwithstanding the foregoing, a non-fundamental investment restriction, adopted by the Fund's Board of Directors, prohibits the Fund from engaging in any option transactions.

         (8)  Make short sales of securities.

         (9)  Issue senior securities.

         (10) Purchase the securities of other investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (11) Underwrite securities issued by other persons except to the extent that, in connection with this disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

         (12) Buy or sell real estate, (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration; provided, however, the Fund may invest in securities secured by real estate or interests in real estate.

         (13) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell interest rate futures contracts and related options.

         The Fund has adopted the following non-fundamental investment restriction, which may be changed without shareholder approval. This restriction provides that the Fund will not:

         Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

                            DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management

Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (84), Emeritus Director, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

Roger L. Grayson* (41), Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Director, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

Nancy Schaenen (66), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

James M. Srygley (65), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Clark D. Wagner (39), Vice President, Government Fund. Vice President, Executive Investors Trust, First Investors Insured Tax Exempt Fund, Inc., First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc. and First Investors Series Fund.

----------------------

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

         The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of either Fund.

         All of the officers and Directors, except for Mr. Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds.

Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

         The following table lists compensation paid to the Directors of Global Fund for the fiscal year ended December 31, 1997.


                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Director                        From Fund*        Expenses           Retirement         Director*
--------                        ---------------   ----------------   ----------------   -------------------
 James J. Coy**                      $1,207.90               $-0-               $-0-           $15,500.00
 Roger L. Grayson                          -0-                -0-                -0-                  -0-
 Glenn O. Head                             -0-                -0-                -0-                  -0-
 Kathryn S. Head                           -0-                -0-                -0-                  -0-
 Rex R. Reed                          2,898.96                -0-                -0-            37,200.00
 Herbert Rubinstein                   2,898.96                -0-                -0-            37,200.00
 James M. Srygley                     2,898.96                -0-                -0-            37,200.00
 John T. Sullivan                          -0-                -0-                -0-                  -0-
 Robert F. Wentworth                  2,898.96                -0-                -0-            37,200.00
 Nancy Schaenen                       2,174.22                -0-                -0-            27,900.00

* Compensation to officers and interested Directors of the Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors of the Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors of the Funds is being paid by each Fund.
** On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director.

         The following table lists compensation paid to the Directors of Government Fund for the fiscal year ended December 31, 1997.


                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Director                        From Fund*        Expenses           Retirement         Director*
--------                        ------------      ----------------   ----------------   ------------------
James J. Coy**                       $961.14                 $-0-               $-0-           $15,500.00
Roger L. Grayson                         -0-                  -0-                -0-                  -0-
Glenn O. Head                            -0-                  -0-                -0-                  -0-
Kathryn S. Head                          -0-                  -0-                -0-                  -0-
Rex R. Reed                         2,306.74                  -0-                -0-            37,200.00
Herbert Rubinstein                  2,306.74                  -0-                -0-            37,200.00
James M. Srygley                    2,306.74                  -0-                -0-            37,200.00
John T. Sullivan                         -0-                  -0-                -0-                  -0-
Robert F. Wentworth                 2,306.74                  -0-                -0-            37,200.00
Nancy Schaenen                      1,730.05                  -0-                -0-            27,900.00

* Compensation to officers and interested Directors of the Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors of the Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors of the Funds is being paid by each Fund.
** On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director.

                                  MANAGEMENT

         Adviser. Investment advisory services to each Fund are provided by
         -------
First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors of the applicable Fund, including a majority of the Directors who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

         Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors. However, with respect to Global Fund, FIMCO has delegated these duties to WMC. See "Subadviser." Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated at any time without penalty by the applicable Fund's Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to the applicable Fund, for a period of more than two years only if such continuance is approved annually either by such Fund's Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of such Fund's Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

         Under each Advisory Agreement, the applicable Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                Government Fund

                                                                                                             Annual
Average Daily Net Assets                                                                                      Rate
------------------------                                                                                     -----
Up to $200 million....................................................................................       1.00%
In excess of $200 million up to $500 million..........................................................       0.75
In excess of $500 million up to $750 million..........................................................       0.72
In excess of $750 million up to $1.0 billion..........................................................       0.69
Over $1.0 billion.....................................................................................       0.66

                                                            Global Fund
                                                                                                             Annual
Average Daily Net Assets                                                                                      Rate
------------------------                                                                                     -----
Up to $250 million....................................................................................       1.00%
In excess of $250 million up to $500 million..........................................................       0.97
In excess of $500 million up to $750 million..........................................................       0.94
Over $750 million.....................................................................................       0.91

         For the fiscal years ended December 31, 1995, 1996 and 1997, Global Fund paid the Adviser $2,187,070, $2,491,112 and 2,883,822, respectively, in advisory fees. For the fiscal years ended December 31, 1995, 1996 and 1997, Government Fund paid the Adviser $1,644,097, $1,008,288 and $1,241,821, respectively, in advisory fees. With respect to Government Fund, for the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser voluntarily waived $500,000, $489,874 and $532,208, respectively, in advisory fees.

         Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         Subadviser. Wellington Management Company, LLP has been retained by the
         ----------
Adviser and Global Fund as the investment subadviser to Global Fund under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The Subadvisory Agreement was approved by the Board of Directors of the Fund, including a majority of Independent Directors in person at a meeting called for such purpose and by a majority of the shareholders of the Global Fund.

         The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either Global Fund's Board of Directors or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory

Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by Global Fund's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund or by the Subadvisor upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of Global Fund up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly. For the fiscal years ended December 31, 1995, 1996 and 1997, the Adviser paid the Subadviser fees of $629,591, $699,146 and $786,373, respectively.

                                  UNDERWRITER

         Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the applicable Fund's shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Fund's shares, unless the Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors. Each Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of such Fund's Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

         For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to Global Fund of $912,605, $1,455,711 and $1,410,014, respectively. For the same periods, FIC reallowed an additional $3,286, $5,196 and $5,856, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting commissions with respect to Government Fund of $400,138, $279,408 and $176,381, respectively. For the same periods, FIC reallowed an additional $10,179, $7,092 snd $8,095, respectively, to unaffiliated dealers.

                              DISTRIBUTION PLANS

         As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan;" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

         Each Plan was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of such Fund. Each Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

         Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to the Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to the Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of such Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

         In reporting amounts expended under the Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of the Fund's shares.

         In adopting each Plan, the Board of Directors of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board of Directors of each Fund believes that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

         For the fiscal year ended December 31, 1997, Global Fund and Government Fund paid $840,610 and $527,205, respectively, pursuant to their respective Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                      Compensation to     Compensation to     Compensation to
Fund                    Underwriter           Dealers         Sales Personnel
----                    -----------           -------         ---------------

Global Fund             $493,263.00             -0-             $347,347.00
Government Fund          303,912.00             -0-              223,293.00


         For the fiscal year ended December 31, 1997, Global Fund and Government Fund paid $81,788 and $16,678, respectively, pursuant to their respective Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                      Compensation to     Compensation to     Compensation to
Fund                    Underwriter           Dealers         Sales Personnel
----                    -----------           -------         ---------------

Global Fund             $78,659.77             $74.28            $3,053.95
Government Fund          15,173.63              11.64             1,491.72

                       DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by Interactive Data Corporation, an outside pricing service. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the applicable Fund's officers in a manner specifically authorized by the applicable Fund's Board of Directors.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, with respect to Global Fund, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

         Each Fund's Board of Directors may suspend the determination of a Fund's net asset value per share for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC with respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                       ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by Government Fund generally are principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by Government Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         Global Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq Stock Market but are traded in the OTC market. Global Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, Global Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.

         In effecting portfolio transactions, the Adviser or, for Global Fund, its Subadviser, seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser or, for Global Fund, its Subadviser, by such member or broker. In addition, upon the instruction of the Board of Directors of each Fund, the Adviser or Subadviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or, for Global Fund, its Subadviser, may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser or, for Global Fund, its Subadviser, in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

         The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board of Directors. In addition, some securities considered for investment by a Fund may also be appropriate for other funds and/or clients served by the Subadviser. If purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other funds or clients serviced by the Subadviser are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Subadviser.

         For the fiscal year ended December 31, 1995, Global Fund paid $593,766 in brokerage commissions, none of which was paid to brokers who provided research services. For the same periods, Government Fund did not pay any brokerage commissions.

         For the fiscal year ended December 31, 1996, Global Fund paid $964,445 in brokerage commissions. Of that amount, $23,910 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $15,987,718. For the fiscal year ended December 31, 1996, Government Fund paid $666 in brokerage commissions, none of which was paid to brokers who provided research services.

         For the fiscal year ended December 31, 1997, Global Fund paid $940,540 in brokerage commissions. Of that amount, $44,537 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $45,620,259. For the fiscal year ended December 31, 1997, Government Fund did not pay any brokerage commissions.

                REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

Reduced Sales Charges--Class A Shares

         Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

         Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

         Letter of Intent. Any of the eligible persons described above may,
         ----------------
within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

         Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

         Cumulative Purchase Privilege. Upon written notice to FIC, Class A
         -----------------------------
shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

         Purchase of Shares. When you open a Fund account, you must specify
         ------------------
which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

Systematic Investing

         First Investors Money Line. This service allows you to invest in a Fund
         --------------------------
through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

         Automatic Payroll Investment. You also may arrange for automatic
         ----------------------------
investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

         Cross-Investment of Cash Distributions. You may elect to invest in
         --------------------------------------
Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

         Systematic Withdrawal Plan. Shareholders who own noncertificated Class
         --------------------------
A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

         Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

         The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

         Electronic Fund Transfer. Shareholders may apply for the privilege of
         ------------------------
making Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

         Conversion of Class B Shares. Class B Shares of a Fund will
         ----------------------------
automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

         The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

         If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

         Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares
         ---------------------------------
does not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an individual retirement account ("IRA") or other qualified retirement plan if the Fund is notified at the time of such request;
(b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years;
(c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption by a tax-exempt employee benefit plan if continuance of the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (f) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (g) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

         Signature Guarantees. The words "Signature Guaranteed" must appear in
         --------------------
direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

         Reinvestment after Redemption. If you redeem Class A or Class B shares
         -----------------------------
in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

         Telephone Transactions. Fund shares not held in certificate form may be
         ----------------------
exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available between participant directed 401(k) accounts where First Financial Savings (as defined below) acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

         As stated in the Funds' Prospectus, the Funds, the Adviser, the Underwriter and their officers, directors, and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

         Cancelled Checks. Copies of cancelled purchase, liquidation or dividend
         ----------------
checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

Retirement Plans

         Profit-Sharing/Money Purchase Pension/401(k) Plans. FIC offers
         --------------------------------------------------
prototype 401(k) Retirement Plans approved by the IRS for corporations, sole proprietorships and partnerships and Profit-Sharing and Money Purchase Pension Plans for owner-only sole proprietorships and owner-only partnerships ("Retirement Plans"). Keogh Plans are available only to sole proprietors or partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that First Financial Savings Bank, S.L.A. ("First Financial Savings"), an affiliate of FIC, will furnish all required custodial services, except for the 401(k) flexible.

         Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Each Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

         The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

         Individual Retirement Accounts. A qualified individual may purchase
         ------------------------------
shares of a Fund through a traditional, Roth or Education IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial Agreements, First Financial Savings acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

         A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and 5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

         As of January 1, 1997, no new employer-sponsored SARSEP-IRAs may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, however, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions thereto.

         Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

         An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

         Retirement Benefit Plans for Employees of Eligible Organizations. FIC
         ----------------------------------------------------------------
makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. First Financial Savings acts as custodian of these accounts.

         Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as Section 457 plans.

         Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Each Fund currently pays the annual $10.00 custodian fee for each Custodial Account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to a Custodial Account participant. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

         An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

         Mandatory income tax withholding, at the rate of 20% may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

         Distribution Fees. A participant/shareholder's account under any of the
         -----------------
foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

         Emergency Pricing Procedures. In the event that the Funds must halt
         ----------------------------
operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail order the order will be
considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

                           (b) In the case of a wire order, including a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                     TAXES

         In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for Global Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or other income derived with respect to its business of investing in securities or, for Global Fund, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are taxed to shareholders for the year in which that December 31 falls.

         Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax-generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.

         A portion of the dividends from Global Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. No dividends paid by Government Fund are expected to be eligible for this deduction.

         If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         Dividends and interest received by Global Fund, and gains realized by the Fund, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes paid by it. Pursuant to any such election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If the Fund makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) or creditable foreign taxes included on Form 1099 and all of whose foreign source income is

"qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         Global Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation-other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder-that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If Global Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)-which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax-even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Global Fund may elect to "mark-to-market" its stock in any PFICs. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

         Government Fund may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                            PERFORMANCE INFORMATION

         A Fund may advertise its performance in various ways.

         Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                  T=[(ERV/P)/(1/n)/]-1

         The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

                  (ERV-P)/P = TOTAL RETURN

         Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

         Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

         Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN/1/
                                                 Global Fund                           Government Fund/2/
                                                 -----------                           ---------------
                                        Class A              Class B             Class A            Class B
                                         Shares               Shares              Shares             Shares
                                         ------               ------              ------             ------
  One Year                                1.22%                3.36%               1.60%              3.60%
  Five Years                             10.06                  N/A                4.01                N/A
  Ten Years                               9.68                  N/A                7.10                N/A
  1/12/95/3/ to 12/31/96                   N/A                12.42                 N/A               7.21

TOTAL RETURN/1/
                                                 Global Fund                           Government Fund/2/
                                                 -----------                           ---------------
                                        Class A              Class B             Class A            Class B
                                         Shares               Shares              Shares             Shares
                                         ------               ------              ------             ------
  One Year                                1.22%                3.36%               1.60%              3.60%
  Five Years                             61.52                  N/A               21.71                N/A
  Ten Years                             151.85                  N/A               98.52                N/A
  1/12/95/3/ to 12/31/96                   N/A                41.55                 N/A              22.95


------------------
/1/ All return figures reflect the current maximum sales charge of 6.25%. Prior to July 1, 1993, the maximum sales charge was 6.90%. Prior to December 29, 1989, the maximum sales charge was 8.50% for Global Fund and 7.25% for Government Fund.
/2/ Certain expenses of Government Fund have been waived from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
/3/ Commencement of offering of Class B shares.

         Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1997 for each Fund's Class A and Class B shares are set forth in the tables below:

TOTAL RETURN
                                                 Global Fund                           Government Fund/1/
                                                 -----------                           ---------------
                                        Class A              Class B             Class A            Class B
                                         Shares               Shares              Shares             Shares
                                         ------               ------              ------             ------
  One Year                                7.98%                7.36%               8.40%              7.60%
  Five Years                             11.49                  N/A                5.36                N/A
  Ten Years                              10.40                  N/A                7.79                N/A
  1/12/95/2/ to 12/31/96                   N/A                13.22                 N/A               8.08
TOTAL RETURN
                                                 Global Fund                           Government Fund/1/
                                                 -----------                           ---------------
                                        Class A              Class B             Class A            Class B
                                         Shares               Shares              Shares             Shares
                                         ------               ------              ------             ------
  One Year                                7.98%                7.36%               8.40%              7.60%
  Five Years                             72.27                  N/A               29.83                N/A
  Ten Years                             168.86                  N/A              111.76                N/A
  1/12/95/2/ to 12/31/96                   N/A                44.55                 N/A              25.95

         Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

         For the 30 days ended December 31, 1997, the yield for Class A shares and Class B shares of Government Fund was 5.84% and 5.47%, respectively. During this period certain expenses of the Fund were waived. Accordingly, yield is higher than it would have been if such expenses had not been waived.


------------------
/1/ Certain expenses of Government Fund have been waived from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived.
/2/ Commencement of offering of Class B shares.

         The distribution rate for Government Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by the Fund's offering price per share at the end of that period. The distribution rate is also calculated by using the Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1997 for Class A shares of Government Fund calculated using the offering price and net asset value was 5.47% and 5.84%, respectively. The distribution rate for the twelve-month period ended December 31, 1997 for Class B shares of Government Fund calculated using net asset value was 5.19%. During this period certain expenses of Government Fund were waived. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived.

         Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.

         From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, that Fund's portfolio holdings, such as:

         Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

         Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

         Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

         Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

         THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

         Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

         Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

         Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

         The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

         The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

         The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization. The Russell 2500 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and does not include dividends and income or changes in market values caused by other kinds of corporate changes.

         Reuters, a wire service that frequently reports on global business.

         Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 40 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

         Moody's Stock Index, an unmanaged index of utility stock performance.

         From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESSWEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                              GENERAL INFORMATION

         Audits And Reports. The accounts of each Fund are audited twice a year
         ------------------
by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

         Transfer Agent. Administrative Data Management Corp., 581 Main Street,
         --------------
Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, Global Fund and Government Fund paid $631,029 and $272,743, respectively, in transfer agency fees and expenses. The Transfer Agent's telephone number is 1-800-423-4026.

         5% Shareholders. As of April 1, 1998, The Bank of New York, 48 Wall
         ---------------
Street, New York, NY 10286, Custodian of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., owned of record 9.4% of the outstanding Class A shares of Global Fund for beneficial owners of such Plans and, as Custodian of First Investors Single Payment and Periodic Payment Plans for Investment in First Investors Government Fund, Inc., owned of record 19.5% of the outstanding Class A shares of Government Fund for beneficial owners of such Plans.

         As of April 1, 1998, Geraldine R. Abbey, 3913 Margate Drive, Richmond, VA 23235 owned of record or beneficially 5.0% of the outstanding Class B shares of Government Fund.

         Trading by Portfolio Managers and Other Access Persons. Pursuant to
         ------------------------------------------------------
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.


                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2.       Nature of and provisions of the obligation;

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

         A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP
-------------------------------

         S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.
-------------------------------

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                      APPENDIX C

   [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                               INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

     Years             10%           8%          6%           4%
     -----           -------       ------      ------       ------
        5             16,453       14,898      13,489       12,210
       10             27,070       22,196      18,194       14,908
       15             44,539       33,069      24,541       18,203
       20             73,281       49,268      33,102       22,226
       25            120,569       73,402      44,650       27,138

                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

     Years             $100         $250        $500       $1,000
     -----            ------      -------     -------      -------
        5              7,348       18,369      36,738       73,476
       10             18,295       43,736      91,473      182,946
       15             34,604       86,509     173,019      346,038
       20             58,902      147,255     294,510      589,020
       25             95,103      237,757     475,513      951,026

    [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

                 25 years old ..................    533,443
                 35 years old ..................    202,228
                 45 years old ..................     62,320

      For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                      1928.....................   300.00
                      1929.....................   248.48
                      1930.....................   164.58
                      1931.....................    77.90
                      1932.....................    59.93
                      1933.....................    99.90
                      1934.....................   104.04
                      1935.....................   144.13
                      1936.....................   179.90
                      1937.....................   120.85
                      1938.....................   154.76
                      1939.....................   150.24
                      1940.....................   131.13
                      1941.....................   110.96
                      1942.....................   119.40
                      1943.....................   136.20
                      1944.....................   152.32
                      1945.....................   192.91
                      1946.....................   177.20
                      1947.....................   181.16
                      1948.....................   177.30
                      1949.....................   200.10
                      1950.....................   235.40
                      1951.....................   269.22
                      1952.....................   291.89
                      1953.....................   280.89
                      1954.....................   404.38
                      1955.....................   488.39
                      1956.....................   499.46
                      1957.....................   435.68
                      1958.....................   583.64
                      1959.....................   679.35
                      1960.....................   615.88
                      1961.....................   731.13
                      1962.....................   652.10
                      1963.....................   762.94
                      1964.....................   874.12
                      1965.....................   969.25
                      1966.....................   785.68
                      1967.....................   905.10
                      1968.....................   943.75
                      1969.....................   800.35
                      1970.....................   838.91
                      1971.....................   890.19
                      1972..................... 1,020.01
                      1973.....................   850.85
                      1974.....................   616.24
                      1975.....................   858.71
                      1976..................... 1,004.65
                      1977.....................   831.17
                      1978.....................   805.01
                      1979.....................   838.74
                      1980.....................   963.98
                      1981.....................   875.00
                      1982..................... 1,046.55
                      1983..................... 1,258.64
                      1984..................... 1,211.56
                      1985..................... 1,546.67
                      1986..................... 1,895.95
                      1987..................... 1,938.80
                      1988..................... 2,168.60
                      1989..................... 2,753.20
                      1990..................... 2,633.66
                      1991..................... 3,168.83
                      1992..................... 3,301.11
                      1993..................... 3,754.09
                      1994..................... 3,834.44
                      1995..................... 5,000.00
                      1996..................... 6,000.00

   [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                      THE EFFECTS OF INFLATION OVER TIME

                   1966 ............................  96.61836
                   1967 ............................  93.80423
                   1968 ............................  89.59334
                   1969 ............................  84.36285
                   1970 ............................  79.88906
                   1971 ............................  77.33694
                   1972 ............................  74.79395
                   1973 ............................  68.80768
                   1974 ............................  61.27131
                   1975 ............................  57.31647
                   1976 ............................  54.63915
                   1977 ............................  51.20820
                   1978 ............................  46.98000
                   1979 ............................  41.46514
                   1980 ............................  36.85790
                   1981 ............................  33.84564
                   1982 ............................  32.60659
                   1983 ............................  31.41290
                   1984 ............................  30.23378
                   1985 ............................  29.12696
                   1986 ............................  28.81005
                   1987 ............................  27.59583
                   1988 ............................  26.43279
                   1989 ............................  25.27035
                   1990 ............................  23.81748
                   1991 ............................  23.10134
                   1992 ............................  22.45028
                   1993 ............................  21.86006
                   1994 ............................  21.28536
                   1995 ............................  20.76620
                   1996 ............................  20.39000

                     1995 ..........................     1.00
                     1996 ..........................     1.03
                     1997 ..........................     1.06
                     1998 ..........................     1.09
                     1999 ..........................     1.13
                     2000 ..........................     1.16
                     2001 ..........................     1.19
                     2002 ..........................     1.23
                     2003 ..........................     1.27
                     2004 ..........................     1.30
                     2005 ..........................     1.34
                     2006 ..........................     1.38
                     2007 ..........................     1.43
                     2008 ..........................     1.47
                     2009 ..........................     1.51
                     2010 ..........................     1.56
                     2011 ..........................     1.60
                     2012 ..........................     1.65
                     2013 ..........................     1.70
                     2014 ..........................     1.75
                     2015 ..........................     1.81
                     2016 ..........................     1.86
                     2017 ..........................     1.92
                     2018 ..........................     1.97
                     2019 ..........................     2.03
                     2020 ..........................     2.09
                     2021 ..........................     2.16
                     2022 ..........................     2.22
                     2023 ..........................     2.29
                     2024 ..........................     2.36
                     2025 ..........................     2.43
                     2026 ..........................     2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

   [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                             1926 through 1996(1)

                              Total               Number of        Percentage of
                            Number of             Positive            Positive
                             Periods               Periods             Periods
                            ---------             ---------        -------------
 1-Year Periods                71                     51                 72%
 5-Year Periods                67                     60                 90%
10-Year Periods                62                     60                 97%
15-Year Periods                57                     57                100%
20-Year Periods                52                     52                100%

The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)

                     Inflation ...................    3.55
                     U.S. Treasury Bills .........    6.50
                     Large Company Stocks ........   13.66

The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)

                     Inflation ...................    3.55
                     U.S. Treasury Bills .........    6.50
                     Long-Term Corp. bonds .......   16.79

(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                 Your Federal Tax Bracket
                           ------------------------------------
your tax-free yield        31.0%           36.0%          39.6%
-------------------        -----           -----          -----
       3.00%               4.35%           4.69%          4.97%
       3.50%               5.07%           5.47%          5.79%
       4.00%               5.80%           6.25%          6.62%
       4.50%               6.52%           7.03%          7.45%
       5.00%               7.25%           7.81%          8.25%
       5.50%               7.97%           8.59%          9.11%

This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements

                             as of December 31, 1997

                              Financial Statements
                             as of December 31, 1997

First Investors Global Fund, Inc. (2-71911) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 24, 1998 (Accession Number:
0001047469-98-007367).

First Investors Government Fund, Inc. (2-89287) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 20, 1998 (Accession Number:
0000928816-98-000049).

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) Financial Statements: Financial Statements are set forth in Part B, Statement of Additional Information

     (b)  Exhibits:

       (1)a./1/ Articles of Restatement

          b./1/ Articles Supplementary

       (2)/1/   Amended and Restated By-Laws

       (3)      Not Applicable

       (4) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as
                Exhibit 99.B2 to Registrant's Registration Statement.

       (5)/1/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

       (6)/1/ Underwriting Agreement between Registrant and First Investors Corporation.

       (7)      Not Applicable

       (8)a./1/ Custodian Agreement between Registrant and Irving Trust Company

          b./1/ Supplement to Custodian Agreement between Registrant and The
                Bank of New York

       (9)a./1/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

          b./2/ Schedule A to Administration Agreement

       (10)      Opinion of Counsel

       (11)a.    Consent of independent accountants

           b./1/ Powers of Attorney

       (12)      Not Applicable

       (13)      No undertaking in effect

       (14)a./2/ First Investors Profit Sharing/Money Purchase Pension Retirement Plan for Sole Proprietorships, Partnerships and Corporations

           b./2/ First Investors Individual Retirement Account

           c./2/ First Investors 403(b) Custodial Account

           d./2/ First Investors SEP-IRA and SARSEP-IRA

       (15)a./1/ Amended and Restated Class A Distribution Plan

           b./1/ Class B Distribution Plan

       (16)      Performance Calculations

       (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

       (18)/1/   18f-3 Plan


-----------------

/1/ Incorporated by reference from Post-Effective Amendment No. 16 to Registrant's Registration Statement (File No. 2-89287) filed on April 24, 1996.

/2/ Incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement (File No. 2-89287) filed on May 15, 1997.



Item 25.  Persons Controlled by or under common control with Registrant

       There are no persons controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities

                                      Number of Record
                                       Holders as of
     Title of Class                   February 2, 1998
     --------------                   ----------------

     Class A Shares                        12,118
     Class B Shares                           151

Item 27.  Indemnification

       Article X, Section 1 of the By-Laws of Registrant provides as follows:

       Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

       The Registrant's Investment Advisory Agreement provides as follows:

       The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

    The Registrant's Underwriting Agreement provides as follows:

    The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

       Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

       The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

       Insofar as indemnification for liabilities arising under the

Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.


Item 28.  Business and Other Connections of Investment Adviser

       First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

       First Investors Cash Management Fund, Inc.
       First Investors Series Fund
       First Investors Fund For Income, Inc.
       First Investors Global Fund, Inc.
       First Investors High Yield Fund, Inc.
       First Investors Insured Tax Exempt Fund, Inc.
       First Investors Life Series Fund
       First Investors Multi-State Insured Tax Free Fund
       First Investors New York Insured Tax Free Fund, Inc.
       First Investors Special Bond Fund, Inc.
       First Investors Tax-Exempt Money Market Fund, Inc.
       First Investors U.S. Government Plus Fund
       First Investors Series Fund II, Inc.

       Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."


Item 29.  Principal Underwriters

       (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

            First Investors Cash Management Fund, Inc.
            First Investors Series Fund
            First Investors Fund For Income, Inc.
            First Investors Global Fund, Inc.
            First Investors High Yield Fund, Inc.
            First Investors Insured Tax Exempt Fund, Inc.
            First Investors Multi-State Insured Tax Free Fund
            First Investors New York Insured Tax Free Fund, Inc.
            First Investors Tax-Exempt Money Market Fund, Inc.
            First Investors U.S. Government Plus Fund
            First Investors Series Fund II, Inc.
            First Investors Life Variable Annuity Fund A
            First Investors Life Variable Annuity Fund C

            First Investors Life Variable Annuity Fund D
            First Investors Life Level Premium Variable Life Insurance
             (Separate Account B)

       (b) The following persons are the officers and directors of the
Underwriter:

                                Position and                 Position and
Name and Principal              Office with First            Office with
Business Address                Investors Corporation        Registrant
------------------              ---------------------        ------------

Glenn O. Head                   Chairman                     President
95 Wall Street                  and Director                 and Director
New York, NY 10005

Marvin M. Hecker                President                    None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                     Chairman of the
95 Wall Street                                               Board of Directors
New York, NY 10005

Roger L. Grayson                Director                     Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek               Treasurer                    Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci               Senior Vice President        None
95 Wall Street                  and Director
New York, NY 10005

Kathryn S. Head                 Vice President               Director
581 Main Street                 and Director
Woodbridge, NJ 07095

Louis Rinaldi                   Senior Vice                  None
581 Main Street                 President
Woodbridge, NJ 07095

Frederick Miller                Senior Vice President        None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie                 Secretary and                None
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                     None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President               None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                     None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly                Vice President               None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagen                 Vice President               None
95 Wall Street                  Sales Administration
New York, NY 10005

William M. Lipkus               Chief Financial Officer      None
581 Main Street
Woodbridge, NJ 07095


       (c) Not applicable


Item 30.  Location of Accounts and Records

       Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.


Item 31.  Management Services

       Inapplicable


Item 32.  Undertakings

       The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

       The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.


                                      FIRST INVESTORS GOVERNMENT
                                      FUND, INC.
                                      (Registrant)



                                      By:  /s/ Glenn O. Head
                                           --------------------------
                                           Glenn O. Head
                                           President and Director

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/ Glenn O. Head              Principal Executive          April 15, 1998
-------------------------      Officer and Director
Glenn O. Head

/s/ Joseph I. Benedek          Principal Financial          April 15, 1998
-------------------------      and Accounting Officer
Joseph I. Benedek

            *                  Director                     April 15, 1998
-------------------------
Kathryn S. Head

            *                  Director                     April 15, 1998
-------------------------
Roger L. Grayson

            *                  Director                     April 15, 1998
-------------------------
Herbert Rubinstein

            *                  Director                     April 15, 1998
-------------------------
Nancy Schaenen

            *                  Director                     April 15, 1998
------------------------
James M. Srygley

            *                  Director                     April 15, 1998
------------------------
John T. Sullivan

            *                  Director                     April 15, 1998
------------------------
Rex R. Reed

            *                  Director                     April 15, 1998
------------------------
Robert F. Wentworth





*By: /s/ Larry R. Lavoie
     -----------------------
     Larry R. Lavoie
     Attorney-in-fact

                               INDEX TO EXHIBITS



Exhibit
Number                                 Description
------                                 ------------
99.B10                                 Opinion of counsel
99.B11                                 Consent of accountants
99.B16                                 Performance Calculations
27.001                                 FDS-Class A Shares
27.002                                 FDS-Class B Shares